                          GUARANTY AND PLEDGE AGREEMENT

         This Guaranty and Pledge Agreement (the "Agreement") is made on the
21st day of July, 2000, among the persons whose names are set forth at the end of this Agreement (collectively the "Guarantors"), and TRANSCAP TRADE FINANCE, an Illinois general partnership (the "Contractor"), as follows:

BACKGROUND OF AGREEMENT:

A.       The Contractor and MAJESCO SALES, INC., a New Jersey corporation (the
         "Manufacturer"), have on this day entered into a Master Purchase Order
         Assignment Agreement (the "Assignment Agreement") under the terms of which the Manufacturer will assign customer purchase orders to the
         Contractor and request the Contractor to purchase the required materials to fulfill such purchase orders; the Contractor will retain the Manufacturer to manufacture, process and ship ordered goods; and
         fees will be paid to the Contractor and the Manufacturer for their services thereunder.

B.       Each of the Guarantors has a substantial financial stake in the
         Manufacturer and will substantially benefit from the performance by
         Contractor of its obligations under the Assignment Agreement.

C.       The execution of this Agreement is an express condition to the consummation of the transactions contemplated by the Assignment
         Agreement and the Contractor is unwilling to enter into or perform in accordance with the Assignment Agreement in the absence of the execution of this Agreement.

         THEREFORE, in consideration of the services to be performed, the payments to be made, and the obligations to be assumed by the Contractor pursuant to the Assignment Agreement, and further as an inducement to the
Contractor to enter into and perform in accordance with the Assignment
Agreement, the Guarantors hereby agree as follows:

         1. DEFINITIONS. In this Agreement, the following frequently used terms are defined as set forth in this (paragraph) 1:

         (a) Any terms used in this Agreement which are defined in the
Assignment Agreement will have the same meaning herein as is ascribed to such term in the Assignment Agreement.

         (b) The "Contract Documents" are, collectively, the Assignment
Agreement, the Security Agreement and Financing Statement between the Contractor and the Manufacturer dated this day, the Subordination Agreement between the
Contractor, the Manufacturer, and the Senior Lender dated this day, and this
Agreement.

         (c) The "Obligations" mean all of the obligations of the Manufacturer and each of the Guarantors pursuant to the Contract Documents.

         (d) The term "Guarantors" means all of the undersigned, jointly and severally; and the term "Guarantor" means each of the undersigned, individually and collectively.

         (e) The "Securities" means the securities of the Manufacturer listed on
Schedule I attached to this Agreement and made a part hereof, together with all other or additional securities to which any of the Guarantors (without additional consideration) now are, or hereafter may be, entitled by virtue of such Guarantor's ownership of any of the securities as a result of any corporate reorganization, merger or consolidation, stock split, stock dividend, or otherwise.

         (f) A "Default" means the occurrence of an event of default by the
Manufacturer pursuant to or in accordance with the provisions of any of the
Contract Documents or the failure of the Guarantors (or any of them) to perform any covenant or agreement contained in this Agreement or if any representation or warranty contained in this Agreement is found to have been untrue, incomplete or misleading in any material respect when furnished.

         (g) The "Collateral" means all assets, property, and interests in assets and property in which a security interest is granted and a pledge is made by the Guarantors (or any of them) pursuant to (paragraph) 3 below.

         2. GUARANTY. The Guarantors, jointly and severally, unconditionally and irrevocably, guaranty to Contractor the full and prompt payment and performance when due, whether at maturity or earlier (by reason of acceleration) and at all times thereafter, of all of the Obligations, and the undersigned further agree to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' fees and expenses paid or incurred by the Contractor in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, Manufacturer or any of the Guarantors.

         3. PLEDGE OF SECURITIES. In addition, to secure the payment and performance of the Obligations, the Guarantors each hereby grant to Contractor a security interest in and hereby pledge and assign to Contractor the Securities, with stock powers attached thereto all duly endorsed in blank, herewith delivered to Contractor, and any and all dividends, distributions and other proceeds thereof.

         4. TERMS AND CONDITIONS. (a) Subject to the provisions of the Contract
Documents, Contractor shall have the exclusive right to determine the application of payments and credits, if any, received by Contractor from the undersigned, the Manufacturer, the Senior Lender, and any Customer.

         (b) Contractor is authorized, without notice or demand, and without affecting the liability of any of the Guarantors, from time to time to (i)
renew, extend, accelerate or otherwise change the time for payment or performance of, or other terms relating to, the Obligations or any of them, or otherwise modify, amend or change the terms of the Contract Documents or any of them, or any other agreement, document or instrument now or hereafter executed by the Manufacturer and delivered to Contractor; (ii) accept partial payments on or performance of the Obligations; (iii) take and hold security or collateral for the undersigned's Obligations under this Agreement, or any other guaranties of, or support or security agreement relating to, the Obligations and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or collateral in any manner, without affecting or impairing the Obligations of the undersigned.

         (c) At any time after a Default, Contractor may, at its discretion, upon notice to the Guarantors and regardless of the acceptance of any security or collateral for the payment, appropriate and apply toward the payment and satisfaction of the Obligations (i) any indebtedness due or to become due from
Contractor to one or more of the Guarantors; and (ii) any monies, credits or other property belonging to one or more of the Guarantors, at any time held by
Contractor on deposit or otherwise.

         (d) Contractor shall not be required to take any steps to preserve any rights against prior parties (if any) to or in any of the Collateral or
Obligations.

         (e) Contractor may, but shall not be obligated to, and each of the undersigned designates Contractor as attorney-in-fact to, contest, pay and/or discharge all liens, encumbrances, taxes or assessments on, or claims, actions or demands against any of the Collateral upon notice to, but without the consent of the undersigned and to take all actions and proceedings in their name or in the name of the Manufacturer or of any other appropriate person to remove or contest such liens, encumbrances, claims, actions, demands, taxes or assessments by litigation or otherwise. The undersigned agree to pay on demand all costs, attorneys' fees, expenses, and all other stuns advanced or paid by Contractor pursuant to this (paragraph) 4(e).

         (f) Contractor may, at its discretion, file one or more financing statements, and in that respect to serve as the attorney-in-fact for each of the undersigned for the purpose of executing such financing statements under the
Uniform Commercial Code, naming the Guarantors as debtor and Contractor as secured party, and describing the types or items of Collateral. Contractor may further serve as the attorney-in-fact for the Guarantors for the purpose of executing any additional notices, affidavits or other documents as Contractor may deem necessary to protect its security interest. The Guarantors agree to pay on demand the amount of any and all filing fees and expenses which Contractor deems necessary to incur to protect its interest in the Collateral.

         (g) Contractor shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as the undersigned shall reasonably request in writing; but under no circumstances shall any omission to comply with any such request of itself be deemed a failure to exercise reasonable care. The undersigned agree to pay on demand any cost or expense, including without limitation, attorneys' fees and costs incurred by Contractor in the reasonable preservation of the Collateral.

         (h) The Guarantors consent and agree that Contractor shall be under no obligation to marshall any assets against, or in payment of, any or all of the
Obligations. Guarantors further agree that to the extent that the Manufacturer makes a payment(s) to Contractor, which payment(s) are

subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation intended to be satisfied shall be renewed and continued in full force and effect as if said payment had not been made, and the Guarantors shall, upon demand by Contractor, immediately satisfy such obligation in full in accordance with the terms of this Agreement.
The Guarantors further agree that any and all claims of the Guarantors against the Manufacturer or against its properties, arising by reason of any loan, advance, investment or other payment by the undersigned to Contractor shall be subordinate and subject in right of payment to the prior payment, in full, of all sums due pursuant to the Obligations.

         (i) Each Guarantor assumes responsibility for keeping himself, herself or itself informed of the financial condition of the Manufacturer and of all other circumstances bearing upon the risk of Default. Contractor shall have no duty to advise the Guarantors of information known to Contractor regarding such condition or circumstances.

         (j) No delay on the part of Contractor in the exercise of any right or remedy shall operate as a waiver or constitute a discharge of any of the
Guarantors' obligations under this Agreement, and no single or partial exercise by Contractor of any right or remedy shall preclude the further exercise to any extent; nor shall any modification or waiver of any of the provisions of this
Agreement be binding upon Contractor except as expressly set forth in a writing duly signed and delivered by an authorized officer of Contractor. Contractor's failure at any time to require strict performance by the Manufacturer or any other party of any of the provisions, warranties, terms and conditions contained in the Contract Documents shall not discharge any of the Guarantors' obligations under this Agreement, nor shall it waive, affect or diminish any right of the
Contractor at any time to demand strict performance and such right shall not be deemed to have been waived by any act or knowledge of Contractor unless such waiver is contained in an instrument in writing, signed by an officer of
Contractor specifying such waiver. No waiver by Contractor of any default shall operate as a waiver of either any other default or the same default on a future occasion, and no action or inaction by Contractor including, without limitation,
Contractor's failure to take any steps to preserve its rights in the Collateral, shall in any way affect or impair Contractor's rights or the obligations of the
Guarantors under this Agreement. The Guarantors agree that their obligations under this Agreement will not be discharged except by complete performance of all of the Obligations. Any determination by a court of competent jurisdiction of the sums owing by the Manufacturer to Contractor shall be conclusive and binding on the Guarantors irrespective of whether any of the Guarantors was a party to the suit or action in which such determination was made.

         5. WARRANTIES AND REPRESENTATIONS. Each of the Guarantors, jointly and severally, hereby represent and warrant to the Contractor that:

         (a) The execution, delivery, and performance by each Guarantor of this
Agreement will not violate any provision of law, any order of any court or other agency of government, or any agreement or other instrument to which any of the
Guarantors is a party or by which any of the Guarantors is bound or be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any such agreement or other instrument, or result in the creation or

imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of any Guarantor, except as contemplated by the provisions of this Agreement;

         (b) This Agreement constitutes the legal, valid and binding obligation of each of the Guarantors and is enforceable against each of the Guarantors in accordance with the terms hereof;

         (c) As to such of the Collateral deposited with the Contractor on the date hereof (i) the Guarantors are between them the legal and beneficial owners of the Securities; (ii) the Securities are validly issued, fully paid and non-assessable, and represent the percent of issued and outstanding shares of stock of (or other interest in) the Manufacturer as set forth in Schedule I;
(iii) the securities transfer forms attached to the Certificates representing such Collateral have been duly executed and delivered by each of the Guarantors to Contractor; and (iv) none of the Collateral is subject to any security interest, pledge, lien or other encumbrance or adverse claim of any nature whatsoever.

         6. VOTING RIGHTS. Unless and until a Default hereunder shall have occurred, each of the Guarantors shall be entitled to exercise all voting powers pertaining to the portion of the Securities owned by such Guarantor for any purposes not inconsistent with, or in violation of, the provisions of this
Agreement in all corporate matters except (unless Contractor consents thereto)
those related to any merger or consolidation of the Manufacturer, reorganization of the Manufacturer, or mortgage, hypothecation, sale, or any other disposition whatsoever by the Manufacturer of any of its material assets if such sale or disposition shall decrease the net worth of the Manufacturer.

         7. DEFAULT. (a) Upon and during the continuance of any Default,
Contractor may, at its sole election: (i) proceed directly and at once, without notice, against one or more of the Guarantors to collect and recover the full amount or any portion of the Obligations, without first proceeding against the
Manufacturer or any other Guarantor, any collateral or any other party or any other person, firm or corporation; (ii) with or without notice, transfer to or register in the name of itself or its nominee any of the Securities, and whether or not so transferred or registered, receive the income and dividends, including stock dividends and rights to subscribe, and hold the same as a part of the
Collateral to secure the performance and payment of the Obligations, and/or apply the same as provided in this Agreement; (iii) exchange any of the
Securities for other property upon the reorganization, recapitalization, or other readjustment of the Manufacturer; and (iv) vote the Securities and exercise or cause its nominee to exercise all or any powers with the same force and effect as an absolute owner. All of the above rights and powers may be exercised by Contractor without liability, except the obligation to account for property actually received.

         (b) In addition to any other rights given by law and under this
Agreement, Contractor shall have the rights and remedies with respect to the
Collateral of a secured party under the Illinois Uniform Commercial Code
(whether or not that Code is in effect in the jurisdiction where the rights and remedies are asserted) all of which remedies shall be cumulative, and none exclusive, to the extent permitted by law. Contractor may sell or cause to be sold, in one or more sales or parcels, at such price or prices as Contractor may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at public or private sale, without demand of performance but with notice to the undersigned, and the purchaser of any or all of the

Collateral so sold shall then hold the same absolutely, free from any claim or right of any kind including (but not limited to) any equity of redemption of any
Guarantor. Any requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the Guarantors at the addresses set forth below at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is waived. Contractor may, in its own name, or in the name of its designee, buy at any public or, if permitted by law, any private sale, and, in lieu of the actual payment of the purchase price, Contractor may set off the amount of such price against each
Guarantor's obligations hereunder. The undersigned, jointly and severally, will pay to Contractor all expenses (including attorney's fees) of, or incident to, the enforcement of any of the provisions of this Agreement.

         (c) Any right to set-off exercised by Contractor shall be deemed to have been exercised immediately on the occurrence of a Default, even though such set-off is made or entered on the books of Contractor at any subsequent time.

         (d) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Securities may be effected, it is agreed that in the event of a Default, Contractor may from time to lime attempt to sell all or any part of the Collateral by means of a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. The undersigned agrees that acceptance by Contractor of the highest offer after soliciting offers from two or more potential buyers would be commercially reasonable.

         (e) Contractor, at any time and at its option, may apply all or any net cash receipts from the sale of Collateral to the payment of the Obligations, applying or reapplying, or distributing or allocating the same as it shall elect, whether or not then due. In case of any sale by Contractor of any of the
Collateral on credit or for future delivery, the property sold may be retained by Contractor until the selling price is paid by the purchaser, but Contractor shall incur no liability in case of failure of the purchaser to take and pay for the property so sold. In case of any such failure, the property so sold may be again similarly sold.

         8. INDEMNIFICATION. The Guarantors will at all times, now and hereafter, jointly and severally, indemnify and hold Contractor harmless from and against all loss or damage arising in connection with this Agreement and against all claims, liability, demands, actions or suits, and all liabilities, payments, costs, charges and expenses including, but not limited to, attorneys'
fees and costs incurred by Contractor on account of or in connection with the
Agreement or the transactions or assertions of rights contemplated or permitted hereunder.

         9. MISCELLANEOUS. (a) This Agreement shall be binding upon the undersigned and upon the heirs, executors, successors and assigns of the undersigned and shall inure to the benefit of Contractor's successors and assigns; all references to the Manufacturer and to the undersigned shall be deemed to include their respective successors, assigns, participants, receivers or trustees (as the case may be).

         (b) This Agreement embodies the entire understanding of the parties pertaining to the subject matter hereof, and shall constitute a continuing agreement applicable to future as well as existing transactions between the
Contractor and the Manufacturer.

         (c) THIS AGREEMENT HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE
BEEN MADE IN CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED, AND THE RIGHTS AND
LIABILITIES OF THE PARTIES DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE
OF ILLINOIS, AND AS PART OF THE CONSIDERATION FOR CONTRACTOR'S PERFORMANCE
PURSUANT TO THE CONTRACT DOCUMENTS, THE UNDERSIGNED CONSENT TO THE JURISDICTION
OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF ILLINOIS, AND
FURTHER CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR
REGISTERED MAIL, AND BY FEDERAL EXPRESS OR OTHER REPUTABLE OVERNIGHT COURIER,
DIRECTED TO THE UNDERSIGNED AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE
SHALL BE DEEMED TO BE COMPLETED TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN
POSTED.

         (d) The headings used in this Agreement are for the convenience of the reader only; such headings constitute no part whatsoever of the Agreement between the parties.

         (e) No invalidity, irregularity or unenforceability of the Obligations
(or any of them) hereby secured shall affect, impair or be a defense to any provision contained in this Agreement. If any term, condition or provision of this Agreement is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition or provision of this Agreement.

         (f) If this Agreement shall differ or conflict in terms with any of the
Contract Documents, the Agreement which gives Contractor the greater right, as determined by Contractor, shall prevail.

                                   GUARANTORS:

                                       JESSE SUTTON

                                       /s/ Jesse Sutton
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                                       Address:
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                                       JOE SUTTON

                                       /s/ Joe Sutton
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                                       Address:
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                                       Morris Sutton

                                       /s/ Morris Sutton
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                                       Address:
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                                   GUARANTORS:

                                       ADAM SUTTON

                                       /s/ Adam Sutton
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                                       Address:
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                                   SCHEDULE I
                         SECURITIES OF THE MANUFACTURER